                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|  Preliminary proxy statement
|_|  Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)
     (2))
|X|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                        Union Financial Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
              N/A
--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which  transactions  applies:
              N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              N/A
--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
              N/A
--------------------------------------------------------------------------------
(5)   Total fee paid:
              N/A
--------------------------------------------------------------------------------
|_| Fee paid previously  with  preliminary  materials.
|_| Check box if any part of the fee is offset as  provided by Exchange Act Rule
    0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:
              N/A
--------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:
              N/A
--------------------------------------------------------------------------------
(3)   Filing Party:
              N/A
--------------------------------------------------------------------------------
(4)   Date Filed:
              N/A
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










                                December 22, 2000





Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Union Financial Bancshares, Inc. The meeting will be held in the University of South Carolina Auditorium, Union Campus, at East Main Street, Union, South Carolina on Wednesday, January 17, 2001 at 2:00 p.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Elliott, Davis & Company, LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                    Sincerely,

                                    /s/ Carl L. Mason

                                    Carl L. Mason
                                    CHAIRMAN OF THE BOARD

                        UNION FINANCIAL BANCSHARES, INC.
                              203 WEST MAIN STREET
                           UNION, SOUTH CAROLINA 29379
                                 (864) 427-9000
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

      The annual meeting of stockholders of Union Financial Bancshares, Inc. (the "Company") will be held in the University of South Carolina Auditorium, Union Campus, at East Main Street, Union, South Carolina, on Wednesday, January 17, 2001, at 2:00 p.m., local time, for the following purposes:

      1.    To elect two directors of the Company;

      2.    To ratify the Union Financial Bancshares, Inc. 2001 Stock Option
            Plan;

      3. To ratify the appointment of Elliott, Davis & Company, LLP as independent auditors for the Company for the fiscal year ending September 30, 2001; and

      4. To transact any other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Stockholders of record at the close of business on December 1, 2000 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Wanda J. Wells

                                    Wanda J. Wells
                                    CORPORATE SECRETARY

Union, South Carolina
December 22, 2000

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                        UNION FINANCIAL BANCSHARES, INC.
                       ----------------------------------

                                 PROXY STATEMENT

                       ----------------------------------


      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Union Financial Bancshares, Inc. ("Union Financial" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Provident Community Bank ("Provident"). The annual meeting will be held in the University of South Carolina Auditorium, Union Campus, at East Main Street, Union, South Carolina on Wednesday, January 17, 2001, at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about December 15, 2000.

                           VOTING AND PROXY PROCEDURE

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your Union Financial common stock if the records of the Company showed that you held your shares as of the close of business on December 1, 2000. As of the close of business on that date, a total of 1,914,577 shares of Union Financial common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, record holders of the Company's common stock who beneficially own in excess of 10% of the Company's outstanding shares are entitled to cast only one-hundredth of a vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

      If you are a beneficial owner of Union Financial common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Union Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

      The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of both nominees, withhold votes as to both nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non- votes will have no effect on the outcome of the election. In voting on the ratification of the Union Financial Bancshares, Inc. 2001 Stock Option Plan and ratification of the appointment of Elliott, Davis & Company, LLP as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. These matters will be decided by the affirmative vote of a majority of votes cast by stockholders. Abstentions and broker non-votes will have no effect on the outcome of the vote.

VOTING BY PROXY

      This proxy statement is being sent to you by the Board of Directors of Union Financial for the purpose of requesting that you allow your shares of
Union Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Union Financial common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees for director, "FOR" ratification of the Union Financial Bancshares, Inc. 2001 Stock Option Plan and "FOR" ratification of Elliott, Davis & Company, LLP as independent auditors.

      If you are a participant in the Company's Dividend Reinvestment Plan, the proxy card covers the shares in your account under the Plan, as well as shares registered in your name.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Union Financial common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your Union Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

                                 STOCK OWNERSHIP

      The following table provides information about the shares of Union Financial common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers of the Company named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of December 1, 2000. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                         NUMBER OF SHARES
                                    NUMBER OF          THAT MAY BE ACQUIRED   PERCENT OF
                                   SHARES OWNED         WITHIN 60 DAYS BY    COMMON STOCK
             NAME              (EXCLUDING OPTIONS)      EXERCISING OPTIONS  OUTSTANDING(1)
   -------------------------   --------------------   --------------------  ----------------
   Mason G. Alexander                  11,856(2)              2,975                 *

   James W. Edwards                     2,612                 6,125                 *

   Richard H. Flake                    10,505(3)             36,118                2.39%

   William M. Graham                   15,000                 6,125                1.10

   Louis M. Jordan                     56,091(4)              6,125                3.24

   Carl L. Mason                        5,548                 6,125                 *

   John S. McMeekin                     5,903(5)                --                  *

   Dwight V. Neese                     11,694                65,367                3.89

   Philip C. Wilkins                    5,551(6)                --                  *

   All directors and executive
   officers as a group (16 persons)   153,752               165,750               15.36


----------------------------------------
*  Less than 1% of the shares outstanding.
(1) Based on 1,914,577 shares of Union Financial common stock outstanding and entitled to vote as of December 1, 2000, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(2) Includes 200 shares owned by the Frances & Mason Alexander Family Foundation over which Mr. Alexander shares voting power.
(3) Includes 1,000 shares owned by Mr. Flake's spouse.
(4) Includes 20,251 shares owned by Mr. Jordan's spouse and 14,789 shares held in a trust for which Mr. Jordan serves as trustee and shares voting power.
(5) Includes 250 shares held by a corporation in which Mr. McMeekin is a majority owner.
(6) Includes 27 shares held by Mr. Wilkins' spouse.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

      The Company's Board of Directors currently consists of nine members. Eight of them are independent directors and one is a member of management. Quay W. McMaster, having reached the age limit established by the Board of Directors in the Company's bylaws, will retire at the annual meeting, at which point the Board of Directors will be reduced to eight members. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. Three directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are Mason G. Alexander and James W. Edwards, both of whom are currently directors of the Company and Provident.

      It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee would be unable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES.

      Information regarding the nominees for election at the annual meeting, as well as information regarding the continuing directors whose terms expire in 2002 and 2003, is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of September 30, 2000. The indicated period for service as a director includes service as a director of Provident.

                       NOMINEES FOR ELECTION OF DIRECTORS

      The directors standing for election are:

      MASON G. ALEXANDER. Mr. Alexander is a director of Mid-South Management Company, a newspaper holding company, in Spartanburg, South Carolina. Age 68. Director since 1996.

      JAMES W. EDWARDS. Mr. Edwards is the Dean of Academics at the University of South Carolina, Union Campus located in Union, South Carolina. Age 63. Director since 1996.

                         DIRECTORS CONTINUING IN OFFICE

      The following directors have terms ending in 2002:

      CARL L. MASON. Mr. Mason is the Chairman of the Board of the Company and Provident. He is the retired President of Cone Mills Corporation, a textile finishing company. Age 56. Director since 1989.

      WILLIAM M. GRAHAM. Mr. Graham is the sole owner and operator of Graham's Flowers in Union, South Carolina. Age 56. Director since 1990.

      JOHN S. MCMEEKIN. Mr. McMeekin is the President of Winnsboro Furniture Company located in Winnsboro, South Carolina. Age 46. Director since 1999.

      The following directors have terms ending in 2003:

      LOUIS M. JORDAN. Mr. Jordan is a major stockholder of Jordan's Ace Hardware, Inc. located in Union South Carolina. Age 65. Director since 1971.

      DWIGHT V. NEESE. Mr. Neese is the President and Chief Executive Officer of the Company and Provident. Age 50. Director since 1995.

      PHILIP C. WILKINS, DMD. Dr. Wilkins is a dentist with offices in Winnsboro, South Carolina. Age 44. Director since 1999.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The business of the Company and Provident is conducted through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended September 30, 2000, the Board of Directors of the Company held twelve meetings and the Board of Directors of Provident held twelve meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

      The Audit/Compliance Committee, consisting of Directors McMeekin (Chairman), Edwards and Graham, meets as needed to select and review the work performed by the independent auditors. This Committee met two times during the year ended September 30, 2000.

      Provident's Human Resources Committee, composed of Directors Alexander (Chairman), Mason and Wilkins meets as needed to review the employee wage and benefit packages, hear employee grievances and prepare employee job descriptions. This Committee met three times during the year ended September 30, 2000.

      The Company's Governance Committee, composed of Directors Mason (Chairman), Jordan, Neese and Alexander, selects nominees for election as directors. The Company's bylaws provide for stockholder nominations of directors. These provisions require that nominations be made pursuant to timely written notice to the secretary. The stockholder's notice must contain all information relating to the nominee which is required to be disclosed by the Company's bylaws and the Securities Exchange Act of 1934. See "STOCKHOLDER PROPOSALS." This Committee met two times during the year ended September 30, 2000.

      The Company and Provident also maintain Loan, Asset/Liability, Long Range Planning and Strategic Planning Committees.

DIRECTORS' COMPENSATION

      The members of the Company's Board of Directors are the same individuals who serve on Provident's Board of Directors. Members of the Board of Directors of Provident receive a monthly fee of $900. The Chairman of the Board of Directors receives an additional monthly fee of $300. Committee members do not receive additional fees for committee meetings attended. Currently, directors receive a fee of $500 per quarter for service on the Company's Board of Directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following information is furnished for Messrs. Neese and Flake. No other executive officer of Union Financial received salary and bonus of $100,000 or more during the year ended September 30, 2000.

                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                                                  ------------------------
                                                   ANNUAL COMPENSATION                     AWARDS
                                        ---------------------------------------   ------------------------
                                                                     OTHER       RESTRICTED    SECURITIES
                                                                     ANNUAL         STOCK      UNDERLYING    ALL OTHER
     NAME AND PRINCIPAL         FISCAL                            COMPENSATION      AWARDS       OPTIONS    COMPENSATION
         POSITIONS               YEAR      SALARY($)   BONUS($)     ($)(1)           ($)           (#)           ($)
----------------------------   --------   ----------  ---------   -------------   ----------   -----------  ------------
Dwight V. Neese                  2000      $131,040    $50,400       $  --        $  --             --        $21,442(2)
  President and Chief            1999       126,000     58,000          --           --             --         21,780
  Executive Officer              1998       120,000     38,319          --           --          7,250         20,713

Richard H. Flake                 2000      $ 83,760    $28,175       $  --        $  --             --         14,756(3)
   Executive Vice President      1999        80,500     32,125          --           --             --         13,473
   and Chief Financial Officer   1998        77,500     22,360          --           --          4,450         11,709
-------------------------------------

(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.
(2) Consists of employer contribution to Provident's 401(k) plan of $9,072 and contribution to money purchase pension plan of $12,370.
(3) Consists of employer contribution to Provident's 401(k) plan of $5,597 and contribution to money purchase pension plan of $9,159.

OPTION VALUE AT FISCAL YEAR END

         The following table provides information regarding the exercise of stock options during the past fiscal year and information regarding unexercised stock options for Messrs. Neese and Flake as of September 30, 2000.

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                 OPTIONS                  IN-THE-MONEY OPTIONS
                             SHARES                        AT FISCAL YEAR-END (#)      AT FISCAL YEAR-END ($)(1)
                            ACQUIRED          VALUE     ----------------------------- -----------------------------
         NAME            ON EXERCISE (#)   REALIZED ($)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------- ------------------ ------------- ------------- --------------- -------------  --------------
Dwight V. Neese              2,200            $12,738       65,367         3,046         $134,368        $ --
Richard H. Flake              --                 --         36,118         2,830           73,096          --

------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on September 30, 2000 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

EMPLOYMENT AGREEMENT

      The Company and Provident maintain three-year employment agreements with Dwight V. Neese, President and Chief Executive Officer, and Richard H. Flake, Executive Vice President and Chief Financial Officer. The terms of the agreements may be extended for an additional 12 full calendar months by action of the Board of Directors on the anniversary date of the agreements. Mr. Neese's base salary for the 2001 fiscal year is $137,000. Mr. Flake's base salary for the 2001 fiscal year is $87,100. The agreements may be terminated at any time by the Board of Directors for "cause," as defined in the agreements. In the event that the executive's employment is terminated without "cause," the agreements provide that the executive's current salary and benefits would be continued through the remaining term of the agreements. The agreements provide for severance payments if employment is terminated following a change in control (as defined in the agreements), equal to 2.99 times the average annual compensation paid to the executive during the five years immediately preceding the change in control and continuation of other employee benefits for three years. The sum would be paid promptly after any change in control. Section 280G of the Internal Revenue Code states that severance payments that equal or exceed three times the base amount compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payments in excess of their base amount compensation, and the Company is not entitled to deduct such amounts.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of Union Financial's independent auditors, accounting functions and internal controls. The Audit Committee is comprised of three directors, each of whom is independent under the National Association of Securities Dealers' listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

      The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Union Financial's Annual Report on Form 10-KSB for the year ended September 30, 2000 for filing with the Securities and Exchange Commission.

                           John S. McMeekin (Chairman)
                                James W. Edwards
                                William M. Graham

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of the Company's executive officers and directors has complied with applicable reporting requirements for transactions in Union Financial common stock during the fiscal year ended September 30, 2000.

                          TRANSACTIONS WITH MANAGEMENT

      Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Union Financial is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The Company's policy is to not make any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public and to have the Board of Directors approve all loans to executive officers and directors. The aggregate outstanding balance of loans made by Union Financial to its directors and executive officers was approximately $1.0 million at September 30, 2000.

         PROPOSAL 2 -- RATIFICATION OF UNION FINANCIAL BANCSHARES, INC.
                             2001 STOCK OPTION PLAN

GENERAL

      On November 21, 2000, the Board of Directors of the Company adopted, subject to stockholder approval, the Union Financial Bancshares, Inc. 2001 Stock Option Plan.

      The Company formerly adopted the 1995 Stock Option Plan, which provided for the grant of 60,500 shares covered by stock options to directors and officers of the Company and its affiliates. The granting of stock options has been an effective way for the Company to reward its current directors and officers and attract and retain key personnel who provide services to the Company and its affiliates. The Company wishes to continue its stock option program, however, no options remain under the 1995 Stock Option Plan. Therefore, the Board of Directors has adopted the 2001 Stock Option Plan, subject to stockholder approval, to continue the Company's program of rewarding and motivating directors and officers of the Company with stock options.

      The following summary is a brief description of the material features of the 2001 Stock Option Plan. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE 2001 STOCK OPTION PLAN, A COPY OF WHICH IS ATTACHED AS APPENDIX B.

SUMMARY OF THE PLAN

      TYPE OF STOCK OPTION GRANTS. The 2001 Stock Option Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, and non-qualified options which do not satisfy the requirements for incentive stock option treatment.

      ADMINISTRATION. The 2001 Stock Option Plan is administered by a committee of the Company's Board of Directors. Subject to the terms of the 2001 Stock Option Plan and resolutions of the Board, the committee interprets the 2001 Stock Option Plan and is authorized to make all determinations and decisions thereunder. The committee also determines the participants to whom stock options will be granted, the type and amount of stock options that will be granted and the terms and conditions applicable to such grants.

      PARTICIPANTS. Officers, directors, employees and independent contractors of the Company and its subsidiaries are eligible to participate in the 2001 Stock Option Plan.

      NUMBER OF SHARES OF COMMON STOCK AVAILABLE. On the date the Board of Directors adopted the 2001 Stock Option Plan, the Company reserved 125,000 shares of Common Stock (subject to adjustment as provided for in the 2001 Stock Option Plan) for issuance under the 2001 Stock Option Plan in connection with the exercise of options. Shares of common stock to be issued under the 2001 Stock Option Plan may be either authorized but unissued shares, or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the 2001 Stock Option Plan.

      STOCK OPTION GRANTS. The exercise price of each incentive stock option or non-qualified stock option will not be less than the fair market value of a common stock on the date the incentive stock option or non-qualified stock option is granted. The aggregate fair market value of the shares for which incentive stock options granted to any employee under the 2001 Stock Option Plan or any other stock option plans of the Company may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and its subsidiaries) may not exceed $100,000.

      Options may be exercised in whole or in part. The exercise price of an option may be paid in Common Stock of the Company, by the surrender of all or part of the option being exercised, or in cash or a cash equivalent acceptable to the Company.

      Under the 2001 Stock Option Plan, the Board may permit participants to transfer options to eligible transferees (as such eligibility is determined by the Board). Each option may be exercised during the holder's lifetime, and after death only by the holder's beneficiary or, absent a beneficiary, by the estate or by a person who acquired the right to exercise the option by will or the laws of descent and distribution. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Board determines or as may be specified in the 2001 Stock Option Plan. Options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Board or specified in the 2001 Stock Option Plan. However, no option may be exercised after the tenth anniversary of the date the option was granted. The Board may, at any time and without additional consideration, accelerate the date on which an option becomes exercisable.

      EFFECT OF A CHANGE IN CONTROL. In the event of a change in control (as defined in the 2001 Stock Option Plan) of the Company, each outstanding stock option grant will become fully vested and immediately exercisable. In addition, in the event of a change in control, the 2001 Stock Option Plan provides for the cash settlement of any outstanding stock option if provision is not made for the assumption of the options in connection with the change in control.

      TERM OF THE 2001 STOCK OPTION PLAN. The 2001 Stock Option Plan was effective on November 21, 2000, subject to approval by the stockholders of the Company. The 2001 Stock Option Plan will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

      AMENDMENT OF THE 2001 STOCK OPTION PLAN. The Board may amend the 2001 Stock Option Plan without stockholder approval, unless such approval is required to comply with a tax law or regulatory requirement.

      CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following brief description of the tax consequences of stock option grants under the 2001 Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

      There are no federal income tax consequences either to the optionee or to the Company upon the grant of an incentive stock option or and non-qualified stock option. On the exercise of an incentive stock option during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is included in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year holding periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

      On exercise of an non-qualified stock option, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly withholds taxes in respect of the exercise. The 2001 Stock Option Plan allows the Committee to require an optionee to satisfy any withholding tax liability incurred in connection with the exercise of stock options. This disposition of shares acquired upon the exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

NEW PLAN BENEFITS

      While it is anticipated  that awards under the 2001 Stock Option Plan will
be  made  following  the  Annual  Meeting,   the  Board  has  made  no  specific
determination regarding the size or terms of awards.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2001 STOCK OPTION PLAN ATTACHED AS APPENDIX B.

                     Proposal 3 -- Ratification of Auditors

      The Board of Directors has appointed Elliott, Davis & Company, LLP to be its auditors for the 2001 fiscal year, subject to the ratification by stockholders. A representative of Elliott, Davis & Company, LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

                                  MISCELLANEOUS

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Union Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

      The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on December 1, 2000. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

      A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ALL PERSONS WHO WERE STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON DECEMBER 1, 2000 UPON WRITTEN REQUEST TO CORPORATE SECRETARY, UNION FINANCIAL BANCSHARES, INC., 203 WEST MAIN STREET, UNION, SOUTH CAROLINA 29379.

                              STOCKHOLDER PROPOSALS

      Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than August 24, 2000. However, if the annual meeting is held more than 30 calendar days from January 17, 2002, a stockholder proposal must be received by a reasonable time before the proxy solicitation materials are mailed to be included in the proxy statement. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 31 days' notice of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders. A copy of the Certificate of Incorporation may be obtained from the Company.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Wanda J. Wells

                                    Wanda J. Wells
                                    CORPORATE SECRETARY

Union, South Carolina
December 22, 2000

                                                                      APPENDIX A

AUDIT COMMITTEE OF THE                           DATE BOARD APPROVED: 05/16/2000
  BOARD OF DIRECTORS                   AUDIT COMMITTEE DATE APPROVED: 05/17/2000


                                     CHARTER
                                     -------

I. PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

      - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

      - Review and appraise the audit efforts of the Corporation's independent accountants and internal audit function.

      -  Provide  an  open  avenue  of   communication   among  the  independent
      accountants, financial and senior management, the internal audit function, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities outlined in Section IV. of this Charter.

II. COMPOSITION

      The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his independent judgement as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

      The members of the Committee shall be elected by the Board annually or until their successor shall be dully elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

II. MEETINGS

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the external auditors to discuss the internal and external audit functions and any other matters that the Committee or each of these groups believe should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

1. Review and update this Charter periodically, at least annually, as conditions dictate.
2. Review the regular internal reports to management prepared by the internal audit function and management's response.
3. Review the Corporation's audited annual financial statements and the independent accountants' opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein.
4. Review and approve requests for any management consulting engagement to be performed by the Corporation's independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.
5. Review with financial management interim financial reports prior to the release of earnings. The Chair of the Committee may represent the entire Committee for the purposes of this review.

Independent Accountants
-----------------------

6. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On a annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants independence.
7. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.
8. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Process
---------------------------

9. In consultation with the independent accountants and the internal audit function, review the integrity of the organization's financial reporting processes, both internal and external.
10. Consider the independent accountant's judgement about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.
11. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal audit function.

Process Improvement
-------------------

12. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal audit function regarding any significant judgements made in management's preparation of the financial statements and the view of each as to appropriateness of such judgements.
13. Following completion of the annual audit, review separately with each of management, the independent accountants, and the internal audit function any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
14. Review any significant disagreement among management and the independent accountants or the internal audit function in connection with the preparation of the financial statements.
15. Review with the independent accountants, the internal audit function and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance
----------------------------

16. Review activities, organizational structure, and qualifications of the internal audit function.
17.   Review all legal compliance matters as they occur.
18. Review any legal matter that could have a significant impact on the organization's financial statements.
19. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.
20. Review and update periodically a Code of Ethical Conduct to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

                                                                      APPENDIX B
                        UNION FINANCIAL BANCSHARES, INC.
                             2001 STOCK OPTION PLAN


1.    PURPOSE OF THE PLAN AND TYPES OF AWARDS

a. Union Financial Bancshares, Inc. (the "Company"), a Delaware corporation, intends for the Union Financial Bancshares, Inc. 2001 Stock Option Plan (the "Plan") to provide additional incentive to certain valued and trusted officers, employees, and others who perform services for Union Financial Bancshares, Inc. and its subsidiary, Provident Community Bank (the "Bank"), by encouraging these individuals to acquire shares of common stock of the Company (the "Stock"). The Plan offers them options to purchase Stock granted pursuant to the Plan ("Options"), thereby increasing their proprietary interest in the business of the Company and their personal interest in the continued success and progress of the Company and the Bank, to the benefit of the Company and its shareholders.

b. The Committee (as described below) will grant Options under the Plan that are intended either to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options ("NQOs"). Each individual granted an option (an "Optionee") under the Plan shall enter into an agreement with the Company (an "Option Agreement") that sets forth the terms and conditions of the Option, as determined in accordance with the Plan.

2.    ADMINISTRATION OF THE PLAN

A committee (the "Committee"), composed of two (2) or more members of the Board of Directors of the Company (the "Board of Directors") who shall be appointed from time to time by the Board of Directors, shall administer the Plan. If a Committee is not appointed, the entire Board of Directors shall serve as the Committee. The Committee shall have sole and absolute power, subject to the Provisions of the Plan, to take the following actions:

      (i) determine the terms and conditions of all options, and construe and interpret the Plan and any Option Agreement under the Plan;

      (ii) determine the time or times an Option may be exercised, the number of shares that may be exercised at any one time, and when an Option may terminate;

      (iii) establish, amend, and revoke rules and regulations related to the Plan and its administration, and correct any defect, supply any omission, or reconcile any inconsistencies in the Plan, or in any option agreement, in a manner and to the extent necessary;

      (iv) determine all questions of policy and expediency that may arise in the administration of the Plan and exercise such powers and perform such acts as are deemed necessary and in the best interests of the Company; and

      (v) to the extent permissible by law, allocate or delegate all or any portion of its powers and responsibilities to one or more of its members or to any person(s) it selects, subject to further revocation or modification by the Committee.

All of the determinations and interpretations made by the Committee shall be conclusive and binding on all Optionees, their legal representatives and beneficiaries.

3.    SHARES SUBJECT TO THE PLAN

Subject to the provisions of Paragraph 13 of the Plan, the Stock issued pursuant to Options granted under the Plan shall not exceed in the aggregate 125,000 shares. If any Options granted under the Plan terminate, expire or are surrendered without full exercise, the unpurchased number of shares of Stock shall once again become available for purposes of the Plan.

4.    PERSONS ELIGIBLE FOR OPTIONS

a. All officers, employees, directors and independent contractors of the Company and its subsidiaries shall be eligible to receive Options under the Plan. The Committee, or the Board of Directors, shall determine the individuals to be granted options, the times Options shall be granted, the types of Options to be granted, the number of shares subject to each Option, the times when Options may be exercised, and any other terms and conditions associated with the Options. The Committee may grant ISOs or NQOs, or both, under the Plan.

b. With regard to the granting of ISOs, no ISO will be granted, and any attempted grant shall be void, if the aggregate Fair Market Value Per Share (as defined below), as determined by the Committee at the time of grant, of the current and all previously granted ISOs exercisable for the first time by the Optionee during any calendar year (under all plans of the Company), exceeds $100,000 or such other amount as may be specified in
      Section 422(d) of the Code.

5.    PURCHASE PRICE

The purchase price of each share of Stock covered by each ISO will equal at least one hundred percent (100%) of the Fair Market Value Per Share (as defined below) of the Stock on the date the ISO is granted. However, if at the time an ISO is granted, the Optionee owns, or will be considered to own by reason of
Section 424(d) of the Code, more than 10% of the total voting power of all classes of stock of the Company, the purchase price of the Stock will equal at least one hundred and ten percent (110%) of the Fair Market Value Per Share of the Stock on the date the ISO is granted. The purchase price of each share of Stock covered by each NQO shall be set periodically by the Committee; PROVIDED, however, that the Committee shall set the purchase price for each share of Stock covered by an Option at the time it grants the Option.

DEFINITION OF FAIR MARKET VALUE PER SHARE. For purposes of this Plan, "Fair Market Value Per Share" shall mean:

      (i) if the Stock is not publicly traded, the amount determined by the Committee in good faith on the date of grant;

      (ii) if the Stock is traded, but not on a securities exchange and it is not reported on The Nasdaq National Market ("Nasdaq"), the closing quoted selling price of the Stock on the date of grant as quoted in the "pink sheets" published by the National Daily Quotation Bureau;

      (iii) if the Stock is traded, but not on a securities exchange, but is reported on Nasdaq, the closing Nasdaq reported sales price of the Stock on the date of grant, as reported in the Wall Street Journal; or

      (iv) if the Stock is admitted to trading on a securities exchange, the closing quoted selling price of the Stock on the date of the Option grant, as reported in the Wall Street Journal.

6.    DURATION OF OPTIONS

a.    Non-Qualified Options
      ---------------------

      Unless the Committee, in its discretion, determines otherwise, the duration of Non-Qualified Options shall be as follows:

            TERMINATION OF EMPLOYMENT OR SERVICE (GENERAL). Upon termination of employment or service for reasons OTHER than retirement, disability, death, or Termination for Cause, the Optionee may exercise only those NQOs that were immediately exercisable by the Optionee at the date of termination and only for a period of three (3) months following the date of termination, or until expiration of the NQOs, if they expire less than three months from the date of termination.

            TERMINATION OF EMPLOYMENT OR SERVICE (RETIREMENT). Upon retirement (as defined in the Option Agreement) an Optionee may exercise only those NQOs that were immediately exercisable at the date of retirement, and only for a period of one (1) year following the date of retirement, or until expiration of the NQOs, if they expire less than one year from the date of termination.

            TERMINATION OF EMPLOYMENT OR SERVICE (DISABILITY OR DEATH). Upon termination of employment or service due to disability (as defined in the Option Agreement) or death, all NQOs held by an Optionee shall immediately become exercisable and shall remain exercisable for a period of two (2) years following the date of termination, or until expiration of the NQOs, if they expire less than two years from the date of termination.

            TERMINATION FOR CAUSE. Upon Termination for Cause (as defined below), all NQOs held by an Optionee shall expire immediately upon the effective date of termination.

            DEFINITION OF TERMINATION FOR CAUSE. For purposes of this Plan, "Termination for Cause" shall include termination because of: personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule, or regulation (other than traffic violations or similar infractions).

b.    Incentive Stock Options
      -----------------------

      Unless the Committee, in its discretion, determines otherwise, the duration of Incentive Stock Options shall be as follows:

            TERMINATION OF EMPLOYMENT OR SERVICE (GENERAL). Upon termination of employment or service for any reason other than retirement, disability or death, or Termination for Cause, the Optionee may exercise only those ISOs that were immediately exercisable at the date of termination and only for a period of three (3) months following the date of termination, or until expiration of the ISOs, if they expire in less than three months.

            TERMINATION OF EMPLOYMENT (RETIREMENT). Upon retirement (as defined in the Option Agreement), the Optionee may exercise only those ISOS immediately exercisable at the date of retirement, and only for a period of one (1) year following the date of retirement, or until expiration of the ISOs, if they expire in less than one year.

            TERMINATION OF EMPLOYMENT (DISABILITY OR DEATH). Upon termination of employment or service due to disability (as defined in the Option Agreement) or death, all ISOs held by the Optionee shall immediately become exercisable, and shall remain exercisable, for a period of one (1) year from the date of disability or death, or a shorter period of time, if they expire in less than one year.

            TERMINATION FOR CAUSE. Upon Termination for Cause (defined in the same manner as above, for NQOs), all rights under the ISOs shall expire immediately upon the effective date of termination.

c.    Duration of Options Upon a Change in Control
      --------------------------------------------

      Unless the Committee, in its discretion, determines otherwise, and notwithstanding any contrary provisions in this Plan, upon a Change in Control, all outstanding options shall be vested and immediately exercisable as of the effective date of the Change in Control. If the Company is merged into or consolidated with another corporation, becomes a subsidiary of another corporation, or sells or otherwise disposes of substantially all of its assets to another corporation, such Options shall be canceled as of the effective date of the merger, consolidation, or sale, and the Optionee shall be paid in cash an amount equal to the difference between the Fair Market Value of the Stock subject to the Options on the effective date of the change in control, and the exercise price of the Options. The foregoing shall apply UNLESS provisions are made in connection with such transactions for the continuance of the Plan and/or the assumption or substitution of outstanding Options with new Options covering the stock of the successor corporation, with appropriate adjustments as to the number and kinds of shares and prices. However, if the consummation of a Change in Control is contingent upon the use of pooling of interests accounting methodology, the Board may, in its discretion, take any action necessary to preserve the use of pooling of interests accounting.

      DEFINITION OF A CHANGE IN CONTROL. For purposes of this Plan, a Change in Control means, with respect to the Bank or the Company, an event of a nature that:

            (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or

            (ii) results in a Change in Control of the Bank or the Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. ss. 303.81(c), with respect to the Bank, and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), with respect to the Company, as in effect on the date thereof.

      In addition, and without limitation, a Change in Control shall be deemed to have occurred at such time as:

            (iii) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Company representing 20% or more of the Bank's or the Company's outstanding voting securities or right to acquire such securities, except for any voting securities of the Bank purchased by the Company and any voting securities purchased by any employee benefit plan of the Company or its Subsidiaries; or

            (iv) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be considered as though he were a member of the Incumbent Board, or

            (v) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs or is effectuated and the Bank or Company is not the resulting entity, or

            (vi) a proxy  statement has been  distributed  by someone other than the  current  management  of the  Company  soliciting  proxies  from stockholders of the Company and seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or Bank with one or more corporations, and as a result the outstanding shares of the class of securities subject to such plan or transaction are exchanged for or converted into cash, property or securities not issued by the Bank or the Company, or

            (vii) a tender offer is made for 20% or more of the then outstanding voting securities of the Bank or Company.

7.    EXERCISE OF OPTIONS

An Option may be exercised in installments or upon such other terms as the Committee shall determine when the Option is granted. As a condition of the exercise of any option, the Committee may require the Optionee to pay, in addition to the purchase price of the Stock covered by the Option, any Federal, state, local and foreign taxes to be withheld in connection with the exercise of the Option. The Committee may also authorize the Company's officers to establish procedures whereby an Optionee can satisfy withholding tax liability incurred upon exercise of the Option by authorizing the Company to retain upon exercise the number of shares (based on the Fair Market Value Per Share as determined by the Committee) necessary to satisfy the withholding tax due.

8.    METHOD OF EXERCISE

a. When the right to purchase shares accrues or vests, the Optionee may exercise Options by giving written notice to the Company stating the number of shares for which the Option shall be exercised. The written notice must be accompanied by payment in full, in cash or an equivalent form acceptable to the Company, of the entire price for the shares to be purchased, and, if applicable, any required Federal, state, local and foreign withholding taxes, in accordance with the provisions of Paragraph 7 of this Plan. The Committee may, from time to time, establish or direct additional or different procedures or requirements for the exercise of Options.

b. The Committee, in its discretion, may allow payment of the purchase price for the shares to be made in whole or in part with other shares of Stock of the Company that are free and clear of all liens and encumbrances. The value of the shares of Stock tendered in payment shall be the Fair Market Value Per Share on the date the Optionee provides written notice of intent to exercise the Options.

c. Notwithstanding paragraph 8(b), The Company reserves the right to postpone the time of delivery of the shares for as long as necessary for the Company, with reasonable diligence, to comply with any applicable listing requirements of any national securities exchange, Nasdaq or Federal, state, local or foreign laws. If the Optionee, or another person entitled to exercise the Option, fails to timely accept delivery of and pay for the shares specified in the written notice of intent to exercise an Option or Option(s), the Committee shall have the right to terminate the Option(s) with respect to those shares.

d. Each Option Agreement pertaining to an ISO shall require the Optionee to notify the Committee within ten (10) days of any disqualifying disposition of Stock issued pursuant to the exercise of such Option, under the circumstances described in Section 421(b) of the Code.

9.    TRANSFERABILITY OF OPTIONS

Unless the Committee determines otherwise, the Optionee may not transfer or assign any Option granted under the Plan, either voluntarily or by operation of law, other than by will or the laws of descent and distribution. During the lifetime of the Optionee, only the Optionee may exercise Options granted under this Plan.

10.   CONTINUANCE OF EMPLOYMENT OR SERVICE

No provision of this Plan or any Option Agreement shall confer upon an Optionee any rights to continue employment or service with the Company, or to interfere in any way with the Company's right (subject to any contrary terms of a separate employment agreement) to terminate employment or service, or to increase or reduce the compensation of the Optionee, at any time.

11.   RESTRICTIONS ON SHARES

If counsel advises the Company that certain requirements of Federal, state or foreign securities laws must be met before Stock may be issued under this Plan, the Company shall notify all persons who were issued Options. The Company shall not be liable for failure to issue Stock under any Option exercise because of a delay in compliance, or an inability to comply, with these legal requirements.

12.   PRIVILEGES OF STOCK OWNERSHIP

No person entitled to exercise any Option to purchase shares of Stock granted under the Plan shall have the rights or privileges of a shareholder of the Company until such person has become the record holder of the shares. No adjustment shall be made for dividends or other rights if the record date is prior to the date on which that person became the holder of record, except as provided in Paragraph 13 of this Plan.

13.   ADJUSTMENT

a. If the number of outstanding shares of Stock of the Company increases or decreases, or outstanding shares are exchanged for a different number or kind of shares of securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination of shares, or similar transaction, the Committee shall appropriately and proportionately adjust the aggregate number of shares of Stock subject to the Plan as provided in Paragraph 3, the maximum number of shares under Options that may be granted during any calendar year as specified in paragraph 4(a), and the shares subject to issued and outstanding Options under the Plan. The Committee shall make adjustments without changing the aggregate purchase price applicable to the unexercised portion of the Option, but instead shall change the price for each share or other unit of any security covered by the Option. If the Committee determines that any dividend or distribution (whether in the form of cash, shares of Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin- off, combination, repurchase, exchange of shares of Stock or other securities of the Company, issuance of warrants, issuance of other rights to purchase shares of Stock or other securities of the Company, or similar transaction or event affects the shares of Stock, other securities or property then covered by an Option, such that an adjustment other than as provided for in this subparagraph
      (a) is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits under the Plan and Options granted thereunder, the Committee shall, in a manner it deems equitable, adjust any or all of:

            (i) the number and kind of shares of stock (or other securities or property) which thereafter may be made the subject of Options;

            (ii) the number and kind of shares of stock (or other securities or property) subject to outstanding Options;

            (iii) the purchase price with respect to any outstanding Options, or, if deemed appropriate, the Committee shall make a cash payment to the holders of outstanding Options; and

            (iv) the aggregate number of shares of Stock or number and kind of other securities or property subject to the Plan and the maximum number of shares or other securities or property under Options that may be granted to an Optionee during any calendar year as specified in Paragraph 4(a) of the Plan.

b.    The Committee  shall make any necessary  adjustments  under this Paragraph
      13. The Committee's determination as to adjustments to be made, and their extent, shall be final, binding and conclusive. No fractional shares of Stock shall be issued, however, under the Plan or in connection with any adjustment.

14.   AMENDMENT AND TERMINATION OF THE PLAN

a. The Board of Directors may, from time to time, suspend or terminate the Plan, or amend or revise the terms of the Plan or any Option Agreements. However, to the extent it is required to do so by applicable law or rule, the Board of Directors will submit an amendment for approval by a majority of votes cast at a meeting of shareholders, at which a quorum representing a majority of the Stock is present in person or by proxy, or to such other vote as required by the applicable law or rule.

b. Subject to the provisions of Paragraph 13, no amendment, suspension, or termination of this Plan or any Option Agreement shall, without the consent of the Optionee, adversely affect the rights of such Optionee under any Option previously granted under the Plan.

15.   EFFECTIVE DATE OF THE PLAN

The Plan shall become effective upon adoption by the Board of Directors, subject to approval by a majority of shareholders of the Company present or represented by proxy at a meeting of the shareholders occurring within twelve (12) months of the date of Board adoption. Options may be granted under the Plan prior to the date of shareholder approval; PROVIDED, HOWEVER, that they will be null and void if shareholder approval is not obtained.

16.   TERM OF THE PLAN

No Options shall be granted more than 10 years after the effective date of the Plan.

17.   GOVERNING LAW

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, except to the extent that Federal law is deemed to apply.

                        UNION FINANCIAL BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 17, 2001
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the Board of Directors, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Union Financial Bancshares, Inc. (the "Company") owned of record by the undersigned at the Annual Meeting of Stockholders, to be held on January 17, 2001, at 2:00 p.m., local time, in the University of South Carolina Auditorium, Union Campus at East Main Street, Union, South Carolina, and at any and all adjournments thereof, as designated below with respect to the matters set forth below and described in the accompanying Proxy Statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

      1. The election as directors of all nominees listed (except as marked to the contrary below).

                     Mason G. Alexander         James W. Edwards

                                                            FOR ALL
            FOR               VOTE WITHHELD                 EXCEPT
            ---               -------------                 ------

            |_|                    |_|                       |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

      2. The ratification of the Union Financial Bancshares, Inc. 2001 Stock Option Plan.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------
            |_|                       |_|                     |_|

      3. The ratification of the appointment of Elliott, Davis & Company, LLP as independent auditors for the Company for the fiscal year ending September 30, 2001.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------
            |_|                       |_|                     |_|

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

      The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 22, 2000 and the Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                          Dated:___________________________



                                          --------------------------------
                                          STOCKHOLDER SIGN ABOVE



                                          --------------------------------
                                          CO-HOLDER (IF ANY) SIGN ABOVE




                          -----------------------------


            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.